                                                                    Exhibit 10.1

                             SIMMONS BEDDING COMPANY


                     FIRST AMENDMENT TO AMENDED AND RESTATED
                          CREDIT AND GUARANTY AGREEMENT

        THIS FIRST AMENDMENT (this "AMENDMENT") dated as of December 16, 2005 to the AMENDED AND RESTATED CREDIT AND GUARANTY AGREEMENT dated as of August 27, 2004 (the "CREDIT AGREEMENT") is entered into by and among SIMMONS BEDDING COMPANY (formerly known as Simmons Company), a Delaware corporation ("COMPANY"), THL-SC BEDDING COMPANY, a Delaware corporation ("HOLDINGS"), CERTAIN SUBSIDIARIES OF COMPANY PARTY HERETO, as Credit Support Parties, GOLDMAN SACHS CREDIT PARTNERS L.P., as Co-Syndication Agent, CERTAIN FINANCIAL INSTITUTIONS LISTED ON THE SIGNATURE PAGES HERETO, UBS SECURITIES LLC, as Co-Syndication Agent, and DEUTSCHE BANK AG, NEW YORK BRANCH, as Administrative Agent. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement and in the amendments contained in
Section 1 hereof.

                                    RECITALS


        WHEREAS, Company and Requisite Lenders desire to amend the Credit Agreement as set forth below.

        NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

SECTION 1. AMENDMENTS TO CREDIT AGREEMENT

        1. Section 1 of the Credit Agreement is hereby amended by adding the following definitions in proper alphabetical order:

                        "FIRST AMENDMENT" means that certain First Amendment to
                Amended and Restated Credit and Guaranty Agreement dated as of December 16, 2005 among Company, Holdings, Co-Syndication Agents, Administrative Agent, and the financial institutions and the Credit Support Parties listed on the signature pages thereto.

                        "FIRST AMENDMENT EFFECTIVE DATE" means December 16,
                2005.

        2. Section 6.6(a) and Section 6.6(b) of the Credit Agreement are hereby amended by deleting such Sections in their entirety and replacing them with the following:

        (a) MINIMUM CASH INTEREST COVERAGE RATIO. Permit the ratio of (i) Consolidated Adjusted EBITDA to (II) Consolidated Cash Interest Expense for any four-Fiscal Quarter period ending on the dates set forth below to be less than the correlative ratio indicated:


          -------------------------------------------------------------------------------------------------
                                                                         MINIMUM CASH INTEREST CHARGE
                      FOUR FISCAL QUARTER PERIOD ENDING                         COVERAGE RATIO
          -------------------------------------------------------------------------------------------------
          December 31, 2005                                                        1.85:1.00
          -------------------------------------------------------------------------------------------------

          March 31, 2006                                                           1.85:1.00
          -------------------------------------------------------------------------------------------------

          June 30, 2006                                                            1.85:1.00
          -------------------------------------------------------------------------------------------------

          September 30, 2006                                                       1.85:1.00
          -------------------------------------------------------------------------------------------------

          December 31, 2006                                                        1.85:1.00
          -------------------------------------------------------------------------------------------------

          March 31, 2007                                                           2.00:1.00
          -------------------------------------------------------------------------------------------------

          June 30, 2007                                                            2.15:100
          -------------------------------------------------------------------------------------------------

          September 30, 2007                                                       2.15:100
          -------------------------------------------------------------------------------------------------

          December 31, 2007                                                        2.25:100
          -------------------------------------------------------------------------------------------------

          March 31, 2008                                                           2.75:1.00
          -------------------------------------------------------------------------------------------------

          June 30, 2008                                                            2.75:1.00
          -------------------------------------------------------------------------------------------------

          September 30, 2008                                                       2.75:1.00
          -------------------------------------------------------------------------------------------------

          December 31, 2008                                                        2.75:1.00
          -------------------------------------------------------------------------------------------------

          March 31, 2009                                                           3.00:1.00
          -------------------------------------------------------------------------------------------------

          June 30, 2009                                                            3.00:1.00
          -------------------------------------------------------------------------------------------------

          September 30, 2009                                                       3.00:1.00
          -------------------------------------------------------------------------------------------------

          December 31, 2009                                                        3.00:1.00
          and each Fiscal Quarter ending thereafter
          -------------------------------------------------------------------------------------------------

        (b) MAXIMUM LEVERAGE RATIO. Permit the Leverage Ratio as of the last day of any Fiscal Quarter ending on the dates set forth below to exceed the correlative ratio indicated:

          -------------------------------------------------------------------------------------------------
                                                                               MAXIMUM LEVERAGE
                                    DATE                                             RATIO
          -------------------------------------------------------------------------------------------------
          December 31, 2005                                                        6.50:1.00
          -------------------------------------------------------------------------------------------------

          March 31, 2006                                                           6.25:1.00
          -------------------------------------------------------------------------------------------------

          -------------------------------------------------------------------------------------------------
                                                                               MAXIMUM LEVERAGE
                                    DATE                                             RATIO
          -------------------------------------------------------------------------------------------------
          June 30, 2006                                                            6.25:1.00
          -------------------------------------------------------------------------------------------------

          September 30, 2006                                                       6.15:1.00
          -------------------------------------------------------------------------------------------------

          December 31, 2006                                                        5.90:1.00
          -------------------------------------------------------------------------------------------------

          March 31, 2007                                                           5.60:1.00
          -------------------------------------------------------------------------------------------------

          June 30, 2007                                                            5.25:100
          -------------------------------------------------------------------------------------------------

          September 30, 2007                                                       5.00:100
          -------------------------------------------------------------------------------------------------

          December 31, 2007                                                        5.00:100
          -------------------------------------------------------------------------------------------------

          March 31, 2008                                                           4.50:1.00
          -------------------------------------------------------------------------------------------------

          June 30, 2008                                                            4.50:1.00
          -------------------------------------------------------------------------------------------------

          September 30, 2008                                                       4.50:1.00
          -------------------------------------------------------------------------------------------------

          December 31, 2008                                                        4.50:1.00
          -------------------------------------------------------------------------------------------------

          March 31, 2009                                                           4.00:1.00
          -------------------------------------------------------------------------------------------------

          June 30, 2009                                                            4.00:1.00
          -------------------------------------------------------------------------------------------------

          September 30, 2009                                                       4.00:1.00
          -------------------------------------------------------------------------------------------------

          December 31, 2009                                                        4.00:1.00
          and each Fiscal Quarter ending thereafter
          -------------------------------------------------------------------------------------------------

SECTION 2. CONDITIONS TO EFFECTIVENESS

        This Amendment shall become effective only upon the satisfaction or waiver of all of the following conditions precedent (the date of satisfaction of such conditions being referred to herein as the "FIRST AMENDMENT EFFECTIVE DATE"):

        1. EXECUTION. Credit Parties and Requisite Lenders shall have executed this Amendment.

        2. AMENDMENT FEE. The Administrative Agent shall have received, for distribution to all Lenders executing this Amendment, an amendment fee equal to 0.150% of such Lender's outstanding Loans and Commitments.

        3. OTHER FEES. The Agents shall have received all other fees and other amounts due and payable on or prior to the First Amendment Effective Date, including, to the extent invoiced at least two days prior to the First Amendment Effective Date, reimbursement or other payment of all out-of-pocket expenses required to be reimbursed or paid by the Company hereunder or under any other Credit Document.

SECTION 3. BORROWER'S REPRESENTATIONS AND WARRANTIES

        In order to induce Lenders to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, the Company represents and warrants to each Lender that the following statements are true, correct and complete in all material respects:

        1. CORPORATE POWER AND AUTHORITY. Each Credit Party which is party hereto has all requisite corporate or other organizational power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement as amended by this Amendment (the "AMENDED AGREEMENT").

        2. AUTHORIZATION OF AGREEMENTS. The execution and delivery of this Amendment and the performance of the Amended Agreement have been duly authorized by all necessary corporate or other organizational action on the part of each Credit Party.

        3. NO CONFLICT. The execution and delivery by each Credit Party of this Amendment and the performance by each Credit Party of the Amended Agreement do not and will not (i) violate (A) any provision of any law, statute, rule or regulation, or of the certificate or articles of incorporation or partnership agreement, other constitutive documents or by-laws of Holdings, the Company or any Subsidiary, (B) any applicable order of any court or any rule, regulation or order of any Governmental Authority or (C) any provision of any indenture, certificate of designation for preferred stock, agreement or other instrument to which Holdings, the Company or any Subsidiary is a party or by which any of them or any of their property is or may be bound, (ii) be in conflict with, result in a breach of or constitute (alone or with notice or lapse of time or both) a default under any indenture, certificate of designation for preferred stock, agreement or other instrument, where any such conflict, violation, breach or default referred to in clause (i) or (ii) of this Section 3.C., individually or in the aggregate could reasonably be expected to have a Material Adverse Effect,
(iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of each Credit Party (other than any Liens created under any of the Credit Documents in favor of Administrative Agent on behalf of Lenders), or (iv) require any approval of stockholders or partners or any approval or consent of any Person under any Contractual Obligation of each Credit Party, except for such approvals or consents which will be obtained on or before the First Amendment Effective Date or the failure of which to obtain would not reasonably be expected to have a Material Adverse Effect.

        4. GOVERNMENTAL CONSENTS. No action, consent or approval of, registration or filing with or any other action by any Governmental Authority is or will be required in connection with the execution and delivery by each Credit Party of this Amendment and the performance by Company and Holdings of the Amended Agreement, except for such actions, consents and approvals the failure to obtain or make which could not reasonably be expected to result in a Material Adverse Effect or which have been obtained and are in full force and effect.

        5. BINDING OBLIGATION. This Amendment and the Amended Agreement have been duly executed and delivered by each of the Credit Parties party thereto and each constitutes a legal, valid and binding obligation of such Credit Party to the extent a party thereto enforceable against such Credit Party in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting creditors' rights generally and except as enforceability may be limited by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

        6. INCORPORATION OF REPRESENTATIONS AND WARRANTIES FROM CREDIT AGREEMENT. The representations and warranties contained in Section 4 of the Amended Agreement are and will be true, correct and complete in all material respects on and as of the First Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

        7. ABSENCE OF DEFAULT. After giving effect to this Amendment, no event has occurred and is continuing that would constitute an Event of Default or a Default.

SECTION 4. ACKNOWLEDGMENT AND CONSENT

        Each of the Credit Parties set forth on the signature pages hereto are collectively referred to herein as the "CREDIT SUPPORT PARTIES", and the Credit Documents to which they are a party are collectively referred to herein as the "CREDIT SUPPORT DOCUMENTS".

        Each of the Company and the Credit Support Parties hereby acknowledges that it has reviewed the terms and provisions of the Credit Agreement and this Amendment and consents to the amendment of the Credit Agreement effected pursuant to this Amendment. Each of the Company and the Credit Support Parties hereby confirms that each Credit Support Document to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guarantee or secure, as the case may be, to the fullest extent possible in accordance with the Credit Support Documents the payment and performance of all "Obligations" under each of the Credit Support Documents to which is a party (in each case as such terms are defined in the applicable Credit Support Document).

        Each of the Company and the Credit Support Parties acknowledges and agrees that any of the Credit Support Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment. Each of the Company and the Credit Support Parties represents and warrants that all representations and warranties contained in the Amended Agreement and the Credit Support Documents to which it is a party or otherwise bound are true, correct and complete in all material respects on and as of the First Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

        Each of the Company and the Credit Support Parties acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, each such Credit Support Party is not required by the terms of the Credit Agreement or any other Credit Support Document to consent to the amendments to the Credit Agreement effected pursuant to this Amendment and (ii) nothing in the Credit Agreement, this Amendment or any other Credit

Support Document shall be deemed to require the consent of any of the Company and each such Credit Support Party to any future amendments to the Credit Agreement.

SECTION 5. MISCELLANEOUS

        1. Reference to and Effect on the Credit Agreement and the Other Loan Documents.

                (1) On and after the First Amendment Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Credit Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this Amendment.

                (2) Except as specifically amended by this Amendment, the Credit Agreement and the other Credit Documents shall remain in full force and effect and are hereby ratified and confirmed.

                (3) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Agent or Lender under, the Credit Agreement or any of the other Credit Documents.

        2. HEADINGS. Section and Subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

        3. APPLICABLE LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

        4. COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts (including by means of facsimile), each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

                  [Remainder of page intentionally left blank]

        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.



         BORROWER:                          SIMMONS BEDDING COMPANY


                                            By: /s/ William S. Creekmuir
                                                ---------------------------
                                                Name:  William S. Creekmuir
                                                Title: Executive Vice President,
                                                       Chief Financial Officer,
                                                       Assistant Treasurer and
                                                       Assistant Secretary


         HOLDINGS:                          THL-SC BEDDING COMPANY


                                            By: /s/ William S. Creekmuir
                                                ---------------------------
                                                Name:  William S. Creekmuir
                                                Title: Executive Vice President,
                                                       Chief Financial Officer,
                                                       Assistant Treasurer and
                                                       Assistant Secretary

         CREDIT SUPPORT PARTIES:            THE SIMMONS MANUFACTURING CO.,
                                            LLC
                                            WORLD OF SLEEP OUTLETS, LLC
                                            SIMMONS CONTRACT SALES, LLC
                                            (for purposes of Section 4
                                            only) as a Credit Support Party


                                            By: /s/ William S. Creekmuir
                                                --------------------------------
                                                Name:  William S. Creekmuir
                                                Title: Executive Vice President,
                                                       Chief Financial Officer,
                                                       Assistant Treasurer and
                                                       Assistant Secretary

                                            WINDSOR BEDDING CO., LLC
                                            SC HOLDINGS, INC.
                                            SLEEP COUNTRY USA, INC.
                                            (for purposes of Section 4
                                            only) as a Credit Support Party


                                            By: /s/ William S. Creekmuir
                                                --------------------------------
                                                Name:  William S. Creekmuir
                                                Title: Executive Vice President,
                                                       Assistant Treasurer and
                                                       Assistant Secretary

                                          DREAMWELL, LTD.
                                          SIMMONS CAPITAL MANAGEMENT, LLC
                                          (for purposes of Section 4
                                          only) as a Credit Support Party


                                          By: /s/ David A. Liskow
                                              -------------------------------
                                              Name:  David A. Liskow
                                              Title: Secretary and Controller

         LENDERS AND AGENTS                      GOLDMAN SACHS CREDIT PARTNERS
                                                 L.P.,
                                                 individually, as Co-Syndication
                                                 Agent and as Lender


                                                 By: /s/ Elizabeth Fischer
                                                     ---------------------
                                                     Name: Elizabeth Fischer
                                                     Title: Vice President
                                                     Authorized Signatory

                                                UBS SECURITIES LLC,
                                                as Co-Syndication Agent


                                                By: /s/ Eric H. Coombs
                                                    ---------------------
                                                    Name: Eric H. Coombs
                                                    Title: Managing Director




                                                By: /s/ Vincent A. Repaci, Jr.
                                                    ---------------------
                                                    Name: Vincent A. Repaci, Jr.
                                                    Title: Executive Director




                                                UBS LOAN FINANCE LLC,
                                                as a Lender


                                                By: /s/ Christopher M. Aitkin
                                                    ---------------------
                                                    Name: Christopher M. Aitkin
                                                    Title: Associate Director




                                                By: /s/ Ira R. Otsa
                                                    ---------------------
                                                    Name: Ira R. Otsa
                                                    Title: Associate Director

                                                 DEUTSHE BANK AG,
                                                 NEW YORK BRANCH,
                                                 as Administrative Agent


                                                 By: /s/ Scottye Lindsey
                                                     ---------------------
                                                     Name: Scottye Lindsey
                                                     Title: Director



                                                 By: /s/ Evelyn Thierry
                                                     ---------------------
                                                     Name: Evelyn Thierry
                                                     Title: Vice President



                                                 DEUTSHE BANK AG,
                                                 CAYMAN ISLANDS BRANCH,
                                                 individually, as a Lender


                                                 By: /s/ Scottye Lindsey
                                                     ---------------------
                                                     Name: Scottye Lindsey
                                                     Title: Director



                                                 By: /s/ Evelyn Thierry
                                                     ---------------------
                                                     Name: Evelyn Thierry
                                                     Title: Vice President